Exhibit 10.21

HANRYU HOLDINGS, INC.

May 31, 2023

SUBSCRIBER:

____________________

____________________

RE: Securities Subscription Agreement

To whom it may concern:

This agreement (the “Agreement”) is entered into effective May 31, 2023 by and between Hanryu Holdings, Inc., a Delaware corporation (the “Company”) and [AUTHORIZED PERSON], a natural person (the “Subscriber”). Pursuant to the terms hereof, the Company hereby accepts the offer the Subscriber has made to purchase 760,000 shares of the Company’s common stock $0.001 par value per share (the “Shares”), for a Purchase Price (as defined in Section 1.1) of $10.00 per share.

1. Purchase of Securities.

1.1.  Purchase of Shares. For the sum of $7,600,000, or $10.00 per share purchased (the “Purchase Price”), which the Company acknowledges receiving by wire of ready funds from the Subscriber on or prior to the date hereof, the Company hereby issues the Shares to the Subscriber, and the Subscriber hereby purchases the Shares from the Company on the terms and subject to the conditions set forth in this Agreement. Concurrently with the Subscriber’s execution of this Agreement, the Company shall, at its option, deliver to the Subscriber a certificate registered in the Subscriber’s name representing the shares (the “Original Certificate”), or effect such delivery in book-entry form, with such restrictive legends as are described in Section 5.3 hereof.

2. Deliveries.

2.1. Subscriber’s Deliveries. On or prior to the date first written above, Subscriber shall deliver or cause to be delivered to the Company a duly executed copy of the investor questionnaire, attached hereto as Exhibit A to this Agreement (the “Investor Questionnaire”). In addition, on or prior to the date hereof, Subscriber has paid the Purchase Price as provided in Section 1.1.

3. Representations, Warranties and Agreements.

3.1. Subscriber’s Representations, Warranties and Agreements. To induce the Company to issue the Shares to the Subscriber, the Subscriber hereby represents and warrants to the Company and agrees with the Company as follows:

3.1.1. No Government Recommendation or Approval. The Subscriber understands that no federal or state agency has passed upon or made any recommendation or endorsement of the offering of the Shares.

3.1.2. No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Subscriber of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) the formation and governing documents of the Subscriber, (ii) any agreement, indenture or instrument to which the Subscriber is a party or (iii) any law, statute, rule or regulation to which the Subscriber is subject, or any agreement, order, judgment or decree to which the Subscriber is subject.

3.1.3. Organization and Authority. The Subscriber is a natural person, who possesses all requisite power and authority necessary to carry out the transactions contemplated by this Agreement. Upon execution and delivery by the Subscriber, this Agreement is a legal, valid and binding agreement of Subscriber, enforceable against Subscriber in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

3.1.4. Experience, Financial Capability and Suitability. Subscriber is: (i) sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Shares and (ii) able to bear the economic risk of its investment in the Shares for an indefinite period of time because the Shares have not been registered under the Securities Act (as defined below) and therefore cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available. Subscriber is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Subscriber must bear the economic risk of this investment until the Shares are sold pursuant to: (i) an effective registration statement under the Securities Act or (ii) an exemption from registration available with respect to such sale. Subscriber is able to bear the economic risks of an investment in the Shares and to afford a complete loss of Subscriber’s investment in the Shares.

3.1.5. Access to Information; Independent Investigation. Prior to the execution of this Agreement, the Subscriber has had the opportunity to ask questions of and receive answers from representatives of the Company concerning an investment in the Company, as well as the finances, operations, business and prospects of the Company, and the opportunity to obtain additional information to verify the accuracy of all information so obtained. In determining whether to make this investment, Subscriber has relied solely on Subscriber’s own knowledge and understanding of the Company and its business based upon Subscriber’s own due diligence investigation and the information furnished pursuant to this paragraph. Subscriber understands that no person has been authorized to give any information or to make any representations which were not furnished pursuant to this Section 2 and Subscriber has not relied on any other representations or information in making its investment decision, whether written or oral, relating to the Company, its operations and/or its prospects.

3.1.6. Regulation D Offering. Subscriber represents that it is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”) and acknowledges the sale contemplated hereby is being made in reliance on a private placement exemption to “accredited investors” within the meaning of Section 501(a) of Regulation D under the Securities Act or similar exemptions under state law.

3.1.7. Investment Purposes. The Subscriber is purchasing the Shares solely for investment purposes, for the Subscriber’s own account and not for the account or benefit of any other person, and not with a view towards the distribution or dissemination thereof. The Subscriber did not decide to enter into this Agreement as a result of any general solicitation or general advertising within the meaning of Rule 502 under the Securities Act.

3.1.8. Restrictions on Transfer. Subscriber understands the Shares are being offered and sold in a transaction not involving a public offering within the meaning of the Securities Act (including, without limitation, Section 4(a)(2) and/or Regulation 506(b)). Subscriber understands the Shares will be “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, and Subscriber understands that the certificates or book-entries representing the Shares will contain a legend in respect of such restrictions. If in the future the Subscriber decides to offer, resell, pledge or otherwise transfer the Shares, such Shares may be offered, resold, pledged or otherwise transferred only pursuant to: (i) registration under the Securities Act, or (ii) an available exemption from registration. Subscriber agrees that if any transfer of its Shares or any interest therein is proposed to be made, as a condition precedent to any such transfer, Subscriber may be required to deliver to the Company an opinion of counsel satisfactory to the Company. Absent registration or an exemption, the Subscriber agrees not to resell the Shares.

3.1.9. No Governmental Consents. No governmental, administrative or other third party consents or approvals are required, necessary or appropriate on the part of Subscriber in connection with the transactions contemplated by this Agreement.

3.2.  Company’s Representations, Warranties and Agreements. To induce the Subscriber to purchase the Shares, the Company hereby represents and warrants to the Subscriber and agrees with the Subscriber as follows:

3.2.1. Organization and Corporate Power. The Company is a Delaware corporation and is qualified to do business in every jurisdiction in which the failure to so qualify would reasonably be expected to have a material adverse effect on the financial condition, operating results or assets of the Company. The Company possesses all requisite corporate power and authority necessary to carry out the transactions contemplated by this Agreement.

3.2.2. No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Company of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) the Certificate of Incorporation or Bylaws of the Company, (ii) any agreement, indenture or instrument to which the Company is a party or (iii) any law, statute, rule or regulation to which the Company is subject, or any agreement, order, judgment or decree to which the Company is subject.

3.2.3. Title to Securities. Upon issuance in accordance with, and payment pursuant to, the terms hereof, the Shares will be duly and validly issued, fully paid and nonassessable. Upon issuance in accordance with, and payment pursuant to, the terms hereof, the Subscriber will have or receive good title to the Shares, free and clear of all liens, claims and encumbrances of any kind, other than (a) transfer restrictions hereunder and other agreements to which the Shares may be subject which have been notified to the Subscriber in writing, (b) transfer restrictions under federal and state securities laws, and (c) liens, claims or encumbrances imposed due to the actions of the Subscriber.

3.2.4. No Adverse Actions. There are no actions, suits, investigations or proceedings pending, threatened against or affecting the Company which: (i) seek to restrain, enjoin, prevent the consummation of or otherwise affect the transactions contemplated by this Agreement or (ii) question the validity or legality of any transactions or seeks to recover damages or to obtain other relief in connection with any transactions.

4. [Intentionally Omitted]

5. Covenants.

5.1. Subscriber’s Covenants. To induce the Company to issue the Shares to the Subscriber, the Subscriber hereby covenants and agrees with the Company as follows:

5.1.1. Accredited Investor Verification. Subscriber shall deliver to Company a letter from its legal counsel verifying its status as an accredited investor as such term is defined in Rule 501(a) of Regulation D under the Securities Act, and such letter to be made in a form acceptable to Company and its counsel.

6. Restrictions on Transfer.

6.1. Securities Law Restrictions. Subscriber agrees not to sell, transfer, pledge, hypothecate or otherwise dispose of all or any part of the Shares unless, prior thereto (a) he/she it has received prior written consent of the Company, (b) a registration statement on the appropriate form under the Securities Act and applicable state securities laws with respect to the Shares proposed to be transferred shall then be effective or (c) the Company has received an opinion from counsel reasonably satisfactory to the Company, that such registration is not required because such transaction is exempt from registration under the Securities Act and the rules promulgated by the Securities and Exchange Commission thereunder and with all applicable state securities laws.

6.2.  Lock-up. Subscriber agrees that it may be required to be bound by a lock-up agreement with an underwriter in connection with the initial public offering of the Company (or the Company’s successor or newly-organized parent entity) and therefore, Subscriber hereby agrees to execute any such agreement if requested to do so by the Company.

6.3. Restrictive Legends. Any certificates representing the Shares shall have endorsed thereon legends substantially as follows:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL, IS AVAILABLE.”

6.4. Additional Shares or Substituted Securities. In the event of the declaration of a share dividend, the declaration of an extraordinary dividend payable in a form other than Shares, a spin-off, a share split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding Shares without receipt of consideration, any new, substituted or additional securities or other property which are by reason of such transaction distributed with respect to any Shares subject to this Section 5 or into which such Shares thereby become convertible shall immediately be subject to this Section 5 and Section 3. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of Shares subject to this Section 5 and Section 3.

6.5. Registration Rights. Subscriber acknowledges that the Shares are being purchased pursuant to an exemption from the registration requirements of the Securities Act and will become freely tradable only after certain conditions are met.

6.6. General Solicitation. Subscriber and Company acknowledge that this offering does not allow, contemplate nor was made pursuant to a general solicitation or advertising under the meaning of Rule 506(b) of Regulation D under the Securities Act.

7. Other Agreements.

7.1. Further Assurances. Subscriber agrees to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

7.2. Notices. All notices, statements or other documents which are required or contemplated by this Agreement shall be: (i) in writing and delivered personally or sent by first class registered or certified mail, overnight courier service or facsimile or electronic transmission to the address designated in writing, (ii) by facsimile to the number most recently provided to such party or such other address or fax number as may be designated in writing by such party and (iii) by electronic mail, to the electronic mail address most recently provided to such party or such other electronic mail address as may be designated in writing by such party. Any notice or other communication so transmitted shall be deemed to have been given on the day of delivery, if delivered personally, on the business day following receipt of written confirmation, if sent by facsimile or electronic transmission, one (1) business day after delivery to an overnight courier service or five (5) days after mailing if sent by mail.

7.3. Entire Agreement. This Agreement embodies the entire agreement and understanding between the Subscriber and the Company with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

7.4. Modifications and Amendments. The terms and provisions of this Agreement may be modified or amended only by written agreement executed by all parties hereto.

7.5. Waivers and Consents. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

7.6. Assignment. The rights and obligations under this Agreement may not be assigned by either party hereto without the prior written consent of the other party.

7.7. Benefit. All statements, representations, warranties, covenants and agreements in this Agreement shall be binding on the parties hereto and shall inure to the benefit of the respective successors and permitted assigns of each party hereto. Nothing in this Agreement shall be construed to create any rights or obligations except among the parties hereto, and no person or entity shall be regarded as a third-party beneficiary of this Agreement.

7.8. Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of Delaware, without giving effect to the conflict of law principles thereof.

7.9. Severability. In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be unreasonable or unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it reasonable and enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

7.10. No Waiver of Rights, Powers and Remedies. No failure or delay by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of such party. No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

7.11. Survival of Representations and Warranties. All representations and warranties made by the parties hereto in this Agreement or in any other agreement, certificate or instrument provided for or contemplated hereby, shall survive the execution and delivery hereof and any investigations made by or on behalf of the parties.

7.12. No Broker or Finder. Each of the parties hereto represents and warrants to the other that no broker, finder or other financial consultant has acted on its behalf in connection with this Agreement or the transactions contemplated hereby in such a way as to create any liability on the other. Each of the parties hereto agrees to indemnify and save the other harmless from any claim or demand for commission or other compensation by any broker, finder, financial consultant or similar agent claiming to have been employed by or on behalf of such party and to bear the cost of legal expenses incurred in defending against any such claim.

7.13. Headings and Captions. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

7.14. Counterparts. This Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or any other form of electronic delivery, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

7.15. Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties hereto and no presumption or burden of proof will arise favoring or disfavoring any party hereto because of the authorship of any provision of this Agreement. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The parties hereto intend that each representation, warranty, and covenant contained herein will have independent significance. If any party hereto has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such party hereto has not breached will not detract from or mitigate the fact that such party hereto is in breach of the first representation, warranty, or covenant.

7.16. Mutual Drafting. This Agreement is the joint product of the Subscriber and the Company and each provision hereof has been subject to the mutual consultation, negotiation and agreement of such parties and shall not be construed for or against any party hereto.

8. Indemnification. Each party shall indemnify the other against any loss, cost or damages (including reasonable attorney’s fees and expenses) incurred as a result of such party’s breach of any representation, warranty, covenant or agreement in this Agreement.

[Signature Page Follows]

If the foregoing accurately sets forth our understanding and agreement, please sign the enclosed copy of this Agreement and return it to us.

Very truly yours,

HANRYU HOLDINGS, INC.

By:
Name:	Chang Hyuk Kang
Title:	Chief Executive Officer

Notice Address: _________________________

Accepted and agreed as of the date first written above.

/s/ [AUTHORIZED PERSON]
[AUTHORIZED PERSON]

Notice Address: __________________________________

[Signature Page to Securities Subscription Agreement]

Exhibit A

ACCREDITED INVESTOR QUESTIONNAIRE

HANRYU HOLDINGS, INC.

This Questionnaire is being distributed to certain individuals and entities which may be offered the opportunity to purchase securities (the “Securities”) of HANRYU HOLDINGS, INC., a Delaware corporation (the “Company”). The purpose of this Questionnaire is to assure the Company that all such offers and purchases will meet the standards imposed by the Securities Act of 1933, as amended (the “Act”), and applicable state securities laws.

All answers will be kept confidential. However, by signing this Questionnaire, the undersigned agrees that this information may be provided by the Company to its legal and financial advisors, and the Company and such advisors may rely on the information set forth in this Questionnaire for purposes of complying with all applicable securities laws and may present this Questionnaire to such parties as it reasonably deems appropriate if called upon to establish its compliance with such securities laws. The undersigned represents that the information contained herein is complete and accurate and will notify the Company of any material change in any of such information prior to the undersigned’s investment in the Company.

For Individual Investors

Accredited Investor Certification. The undersigned makes one of the following representations regarding its income, net worth, status as a “family client” of a “family office,” and/or certain professional certifications or designations and certain related matters and has checked the applicable representation:

☐	The undersigned’s income[1] during each of the last two years exceeded $200,000 or, if the undersigned is married or has a spousal equivalent,[2] the joint income of the undersigned and the undersigned’s spouse or spousal equivalent, as applicable, during each of the last two years exceed $300,000, and the undersigned reasonably expects the undersigned’s income, from all sources during this year, will exceed $200,000 or, if the undersigned is married or has a spousal equivalent, the joint income of undersigned and the undersigned’s spouse or spousal equivalent, as applicable, from all sources during this year will exceed $300,000.

☐	The undersigned’s net worth,[3] including the net worth of the undersigned’s spouse or spousal equivalent, as applicable, is in excess of $1,000,000 (excluding the value of the undersigned’s primary residence).

☐	The undersigned is a holder in good standing of one or more of the following certifications or designations administered by the Financial Industry Regulatory Authority, Inc. (FINRA): the Licensed General Securities Representative (Series 7), Licensed Investment Adviser Representative (Series 65), or Licensed Private Securities Offerings Representative (Series 82).

☐	The undersigned is a “family client,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), of a family office as defined in rule 202(a)(11)(G)-1 under the Advisers Act, (i) with assets under management in excess of $5,000,000, (ii) that is not formed for the specific purpose of acquiring the securities offered, and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment, and whose prospective investment is directed by such family office pursuant to clause (iii) of this sentence.

☐	The undersigned cannot make any of the representations set forth above.

[1]	For purposes of this Questionnaire, “income” means adjusted gross income, as reported for federal income tax purposes, increased by the following amounts: (a) the amount of any tax exempt interest income received, (b) the amount of losses claimed as a limited partner in a limited partnership, (c) any deduction claimed for depletion, (d) amounts contributed to an IRA or Keogh retirement plan, (e) alimony paid, and (f) any amounts by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Code.

[2]	For purposes of this Questionnaire, “spousal equivalent” means a cohabitant occupying a relationship generally equivalent to that of a spouse.

[3]	For purposes of this Questionnaire, “net worth” means the excess of total assets, excluding your primary residence, at fair market value over total liabilities, including your mortgage or any other liability secured by your primary residence only if and to the extent that it exceeds the value of your primary residence. Net worth should include the value of any other shares of stock or options held by you and your spouse or spousal equivalent and any personal property owned by you or your spouse or spousal equivalent (e.g. furniture, jewelry, other valuables, etc.). For the purposes of calculating joint net worth: joint net worth can be the aggregate net worth of you and your spouse or spousal equivalent; assets need not be held jointly to be included in the calculation.

For Entity Investors

Accredited Investor Certification. The undersigned makes one of the following representations regarding its net worth and certain related matters and has checked the applicable representation:

☐	The undersigned is a trust with total assets in excess of $5,000,000 whose purchase is directed by a person with such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of the prospective investment.

☐	The undersigned is a bank, an investment adviser registered pursuant to Section 203 of the Advisers Act or registered pursuant to the laws of a state, any investment adviser relying on the exemption from registering with the SEC under Section 203(l) or (m) of the Advisers Act, an insurance company, an investment company registered under the United States Investment Company Act of 1940, as amended, a broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended, a business development company, a Small Business Investment Company licensed by the United States Small Business Administration, a Rural Business Investment Company as defined in Section 384A of the Consolidated Farm and Rural Development Act, as amended, a plan with total assets in excess of $5,000,000 established and maintained by a state for the benefit of its employees, or a private business development company as defined in Section 202(a)(22) of the Advisers Act.

☐	The undersigned is an employee benefit plan and either all investment decisions are made by a bank, savings and loan association, insurance company, or registered investment advisor, or the undersigned has total assets in excess of $5,000,000 or, if such plan is a self-directed plan, investment decisions are made solely by persons who are accredited investors.

☐	The undersigned is a corporation, limited liability company, partnership, business trust, not formed for the purpose of acquiring the Securities, or an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), in each case with total assets in excess of $5,000,000.

☐	The undersigned is an entity in which all of the equity owners (in the case of a revocable living trust, its grantor(s)) qualify under any of the above subparagraphs, or, if an individual, each such individual has a net worth,[2] either individually or upon a joint basis with such individual’s spouse or spousal equivalent, as applicable, in excess of $1,000,000 (within the meaning of such terms as used in the definition of “accredited investor” contained in Rule 501 under the Act), or has had an individual income[1] in excess of $200,000 for each of the two most recent years, or a joint income with such individual’s spouse or spousal equivalent, as applicable, in excess of $300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year.

☐	The undersigned is an entity, of a type not listed in any of the paragraphs above, which was not formed for the specific purpose of acquiring the securities offered, owning investments in excess of $5,000,000.

☐	The undersigned is a “family office,” as defined in rule 202(a)(11)(G)-1 under the Advisers Act, (i) with assets under management in excess of $5,000,000, (ii) that is not formed for the specific purpose of acquiring the securities offered, and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment.

☐	The undersigned is a “family client,” as defined in rule 202(a)(11)(G)-1 under the Advisers Act, of a family office meeting the requirements in the above paragraph and whose prospective investment is directed by such family office pursuant to clause (iii) of the above paragraph.

☐	The undersigned cannot make any of the representations set forth above.

[Signature Page Follows]

In Witness Whereof, the undersigned has executed this Accredited Investor Questionnaire as of the date written below.

(Signature)

Name of Signing Party

Title of Signing Party

(Address)

(Email)

May __, 2023

[Signature page to Accredited Investor Questionnaire]